CERTAIN CONFIDENTIAL PORTIONS HAVE BEEN REDACTED FROM THIS EXHIBIT BECAUSE THEY ARE BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.  INFORMATION THAT HAS BEEN OMITTED HAD BEEN IDENTIFIED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

AMENDMENT No. 14 TO PURCHASE AGREEMENT COM0041-16

This Amendment No. 14 COM0030-21, to the Purchase Agreement COM0041-16 (the "Amendment No. 14") dated as of February 2, 2021 is between Yaborã Indústria Aeronáutica S.A. (“Seller”) and Horizon Air Industries, Inc. ("Buyer"), collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0041-16 dated April 11th, 2016 as amended from time to time (the "Purchase Agreement").
All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Amendment No. 14 and the Purchase Agreement, this Amendment No. 14 shall control.

WHEREAS, Buyer has requested and Seller has agreed to postpone the exercise of each Option Aircraft in Group I from February 1st, 2021 to July 1st, 2021, in accordance with the terms hereof.

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged by the Parties, Seller and Buyer agree as follows:

1. OPTION AIRCRAFT

Article 21.4 of the Purchase Agreement shall be deleted and replaced as follows:

[***]
2. REINSTATEMENT OF PURCHASE AGREEMENT
All other provisions and conditions of the referenced Purchase Agreement, as well as its related Attachments and Letter Agreement, which are not specifically modified by this Amendment No. 14 shall remain in full force and effect without any change.
3. COUNTERPARTS
This Amendment No. 14 may be signed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.
This Amendment No. 14 may be signed by facsimile with originals duly signed to follow by an internationally recognized courier.

[SIGNATURE PAGE FOLLOWS]

AMENDMENT No. 14 TO PURCHASE AGREEMENT COM0041-16

IN WITNESS WHEREOF, Seller and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 14 to be effective as of the date first written above.

Yaborã Indústria Aeronáutica S.A.    HORIZON AIR INDUSTRIES, INC.

By: _______________________        By: ________________________

Name:                        Name:

Title:                        Title:

By:________________________

Name:
Title:

Place: ______________________

COM0030-21 Page 2 of 3
Amendment No.14 to PA COM0041-16